UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 13, 2012

Commission File Number:  000-51842

SEFE, INC.
(Exact name of small business issuer as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)
20-1763307
(IRS Employer Identification No.)

4700 Sterling Dr., Boulder, Colorado 80301
(Address of principal executive offices)

303-444-0584
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 13, 2012, the Registrant and Riverbend LLC ("Riverbend") entered into a Debt Conversion Agreement (the "Conversion Agreement"), pursuant to which the Registrant and Riverbend have agreed to convert a portion of the original principal amount of the 8% Debenture issued in favor of Riverbend on April 25, 2012 (the "Debenture") plus all accrued and unpaid interest through the date of conversion, into shares of the Registrant's Common Stock (the "Debt Conversion"). As of December 13, 2012, immediately prior to the Debt Conversion, the Debenture had an aggregate principal balance of $200,000; for which Riverbend has agreed to accept 2,500,000 in conversion and satisfaction of $79,710 to be applied first to interest accrued to date and the balance to principal owing under the terms of the Debenture ("Conversion Shares").

The foregoing description of the Conversion Agreement does not purport to be complete and is qualified in its entirety by reference to the Conversion Agreement, a copy of which is filed as an Exhibit to this Current Report on Form 8-K and are incorporated herein by reference. The Conversion Agreement is provided to give investors information regarding its respective terms. They are not provided to give investors factual information about the Registrant or any other parties thereto. In addition, the representations, warranties and covenants contained in the Conversion Agreement were made only for purposes of such Conversion Agreement and as of specific dates, were solely for the benefit of the parties to the Conversion Agreement, and may be subject to limitations agreed by the contracting parties, including being qualified by disclosures exchanged between the parties in connection with the execution of the Conversion Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Conversion Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Conversion Agreement and should not view the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Registrant.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated by reference herein.

The issuance of the shares of Common Stock in the Debt Conversion will be done in private placements exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.

Item 9.01 Financial Statements and Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEFE, INC.

Date:   December 31, 2012
By:	/s/ Donald C. Johnston

Name: Donald C. Johnston
Title: Chief Executive Officer
Date:   December 31, 2012
By:	/s/ Donald C. Johnston

Name: Donald C. Johnston
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-10.1	Debenture Conversion Agreement